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                                                                   EXHIBIT 10.16

            ERRORS AND OMISSIONS DISCLOSURE AND INDEMNITY AGREEMENT
            -------------------------------------------------------
                            ("INDEMNITY AGREEMENT")
                            -----------------------

     a. OCEN COMMUNICATIONS, INC., A CALIFORNIA CORPORATION (hereinafter "COMPANY") HAS BEEN INFORMED THAT CHRIS AU (hereinafter "EMPLOYEE") DOES NOT CARRY, NOR IS PROTECTED BY PROFESSIONAL LIABILITY, MALPRACTICE, OR ERRORS AND OMISSIONS INSURANCE, NOR HAS EMPLOYED FILED WITH THE STATE BAR AN EXECUTED COPY OF A WRITTEN AGREEMENT GUARANTEEING PAYMENT OF ALL CLAIMS ESTABLISHED AGAINST EMPLOYEE FOR ERRORS OR OMISSIONS OF EMPLOYEE, IF ANY. IF THE COMPANY DESIRES EMPLOYEE TO HAVE SUCH INSURANCE, COMPANY UNDERSTANDS AND AGREES THAT IT MUST PAY FOR SUCH INSURANCE.

     b. The Company has independently deemed that professional liability, malpractice, and/or errors and omissions insurance for Employee is not required. COMPANY HEREBY RELEASES, INDEMNIFIES, DEFENDS AND HOLDS HARMLESS EMPLOYEE FROM ANY AND ALL CLAIMS, DEMANDS, COSTS, EXPENSES, LAWSUITS OR JUDGMENTS, INCLUDING ATTORNEYS FEES AND COURT COSTS, RESULTING FROM ANY AND ALL EMPLOYEE'S ACTS, OMISSIONS OR ERRORS, EXCEPT GROSS NEGLIGENCE AND WILLFUL MISCONDUCT (NOT DIRECTED BY THE COMPANY), THAT OCCUR DURING EMPLOYEE'S EMPLOYMENT WITH THE COMPANY, AND/OR RELATE TO OR ARISE OUT OF THE SERVICES EMPLOYEE PERFORMS AT THE REQUEST OF, ON BEHALF OF, AND/OR FOR THE COMPANY.

     c. This Agreement may not be modified or amended except by a written instrument executed or on behalf of each of the parties to this Agreement.

     d. The obligations of the Company set forth in paragraphs "a" and "b" above survive the term or termination of Employee's employment with the company.

     e. This Agreement will be construed in accordance with, and the rights of the parties will be governed by, the substantive laws of the State of California.

     f. This Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which taken together will constitute one instrument.
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     g.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, between parties with respect to the subject matter of this Agreement, and there are no representations, understandings or agreements relating to this Agreement that are not fully expressed herein.

Agreed to on behalf of the Company on this date, 1/11/00.
                                                 -------

By:___________________________________
   Steven Eng
   CEO

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